SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549





                                    FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                                August 23, 1997
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                             CARDINAL HEALTH, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)






                OHIO                 0-12591              31-0958666
           (STATE OR OTHER         (COMMISSION           (IRS EMPLOYER
           JURISDICTION OF         FILE NUMBER)       IDENTIFICATION NO.)
           INCORPORATION)


                5555 GLENDON COURT, DUBLIN, OHIO             43016
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)



                                  (614) 717-5000
               (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)







         Item 7.   Financial Statements, Pro Forma Financial
                   Information and Exhibits

                   (c)  Exhibits.

                   The following exhibits are filed as part of this report:


         99.1(*) Agreement and Plan of Merger, dated as of August 23, 1997, by and among Cardinal Health, Inc.,
                   Bergen Brunswig Corporation and Bruin Merger Corp.

         99.2(**) Stock Option Agreement, dated August 23, 1997, by and between Cardinal Health, Inc. and Bergen
                   Brunswig Corporation.

         99.3(**) Support/Voting Agreement, dated August 23, 1997, by and between Robert E. Martini and Cardinal Health, Inc.



























         (*)  Refiled to correct typographical errors.
         (**) Previously filed as exhibit to original Form 8-K.



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                                   SIGNATURE


                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CARDINAL HEALTH, INC.


         Dated:  August 27, 1997       By:/s/ George H. Bennett, Jr.

                                          George H. Bennett, Jr.
                                          Executive Vice President,
                                            General Counsel and
                                            Secretary



































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                                 EXHIBIT INDEX

         Exhibit
         Number                   Description

         99.1(*) Agreement and Plan of Merger, dated as of August 23, 1997, by and among Cardinal Health, Inc.,
                   Bergen Brunswig Corporation and Bruin Merger Corp.

         99.2(**) Stock Option Agreement, dated August 23, 1997, by and between Cardinal Health, Inc. and Bergen
                   Brunswig Corporation.

         99.3(**) Support/Voting Agreement, dated August 23, 1997, by and between Robert E. Martini and Cardinal Health, Inc.


















         (*)  Refiled to correct typographical errors.
         (**) Previously filed as exhibit to original Form 8-K.
















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